UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

NATIONAL SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

                                                                       DELAWARE                                   1-6453                                              95-2095071

                                                                       (State of Incorporation)                 (Commission File Number)            (I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090

SANTA CLARA, CALIFORNIA 95052-8090

(Address of Principal Executive Offices)

(408) 721-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

(see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

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Section 8 – Other Events

Item 8.01 Other Events                                                                                                                                                                                                                               3

Signature                                                                                                                                                                                                                                                      4

NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01      Other Events

On October 31, 2007, John M. Clark III, who held the position of Senior Vice President, General Counsel and Secretary, retired from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     NATIONAL SEMICONDUCTOR CORPORATION

                                                                                                                                                                                                                //S// Lewis Chew

Dated: November 1, 2007                                                                                                                                                                    Lewis Chew

                                                                                                                                                                                                                Senior Vice President, Finance and

                                                                                                                                                                                                                Chief Financial Officer